Verisign Reports First Quarter 2016 Results

RESTON, VA - April 28, 2016 - VeriSign, Inc. (NASDAQ: VRSN), a global leader in domain names and Internet security, today reported financial results for the first quarter of 2016.

First Quarter GAAP Financial Results
VeriSign, Inc. and subsidiaries (“Verisign”) reported revenue of $282 million for the first quarter of 2016, up 9.1 percent from the same quarter in 2015. Verisign reported net income of $107 million and diluted earnings per share (diluted “EPS”) of $0.82 for the first quarter of 2016, compared to net income of $88 million and diluted EPS of $0.66 for the same quarter in 2015. The operating margin was 59.2 percent for the first quarter of 2016 compared to 55.8 percent for the same quarter in 2015.

First Quarter Non-GAAP Financial Results
Verisign reported, on a non-GAAP basis, net income of $112 million and diluted EPS of $0.85 for the first quarter of 2016, compared to net income of $99 million and diluted EPS of $0.74 for the same quarter in 2015. The non-GAAP operating margin was 63.3 percent for the first quarter of 2016 compared to 59.7 percent for the same quarter in 2015. A table reconciling the GAAP to the non-GAAP results (which excludes items described below) is appended to this release.

“The Company’s strong and consistent financial performance reflects the focus and discipline of our teams in executing our strategy,” commented Jim Bidzos, Executive Chairman, President and Chief Executive Officer.

Financial Highlights

•	Verisign ended the first quarter with cash, cash equivalents and marketable securities of $1.9 billion, a decrease of $20 million from year-end 2015.

•	Cash flow from operations was $144 million for the first quarter of 2016, compared with $133 million for the same quarter in 2015.

•	Deferred revenues on March 31, 2016, totaled $992 million, an increase of $31 million from year-end 2015.

•
During the first quarter, Verisign repurchased 1.8 million shares of its common stock for $150 million. At March 31, 2016, $916 million remained available and authorized under the current share repurchase program which has no expiration.

•
For purposes of calculating diluted EPS, the first quarter diluted share count included 21.1 million shares related to subordinated convertible debentures, compared with 15.8 million shares for the same quarter in 2015. These represent diluted shares and not shares that have been issued.

Business Highlights

•
Verisign Registry Services added 2.65 million net new names during the first quarter, ending with 142.5 million .com and .net domain names in the domain name base, which represents a 7.1 percent increase over the base at the end of the first quarter in 2015.

•	In the first quarter, Verisign processed 10.0 million new domain name registrations for .com and .net, as compared to 8.7 million for the same quarter in 2015.

•
The final .com and .net renewal rate for the fourth quarter of 2015 was 73.3 percent compared with 72.5 percent for the same quarter in 2014. Renewal rates are not fully measurable until 45 days after the end of the quarter.

Non-GAAP Financial Measures and Adjusted EBITDA
Verisign provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles (GAAP). Along with this information, management typically discloses and discusses certain non-GAAP financial information in quarterly earnings releases, on investor conference calls and during investor conferences and related events. This non-GAAP financial information does not include the following types of financial measures that are included in GAAP: stock-based compensation, unrealized gain/loss on the contingent interest derivative on the subordinated convertible debentures, and non-cash interest expense. Non-GAAP net income is decreased by amounts accrued, if any, during the period for contingent interest payable resulting from upside or downside triggers related to the subordinated convertible debentures and is adjusted for an income tax rate of 26 percent which differs from the GAAP income tax rate.
On a quarterly basis, Verisign also provides Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure and is calculated in accordance with the terms of the indentures governing Verisign’s 4.625% senior notes due 2023 and 5.25% senior notes due 2025. Adjusted EBITDA refers to net income before interest, taxes, depreciation and amortization, stock-based compensation, unrealized loss (gain) on the contingent interest derivative on the subordinated convertible debentures and unrealized (gain) loss on hedging agreements.
Management believes that this non-GAAP financial data supplements the GAAP financial data by providing investors with additional information that allows them to have a clearer picture of Verisign’s operations. The presentation of this additional information is not meant to be considered in isolation nor as a substitute for results prepared in accordance with GAAP. Management believes that the non-GAAP information enhances investors’ overall understanding of Verisign’s financial performance and the comparability of Verisign’s operating results from period to period.

The tables appended to this release include a reconciliation of the non-GAAP financial information to the comparable financial information reported in accordance with GAAP for the given periods.

Today’s Conference Call
Verisign will host a live conference call today at 4:30 p.m. (EDT) to review the first quarter 2016 results. The call will be accessible by direct dial at (888) 676-VRSN (U.S.) or (913) 312-1449 (international), conference ID: Verisign. A listen-only live web cast of the conference call and accompanying slide presentation will also be available at https://investor.verisign.com. An audio archive of the call will be available at https://investor.verisign.com/events.cfm. This news release and the financial information discussed on today’s conference call are available at https://investor.verisign.com.

About Verisign
Verisign, a global leader in domain names and Internet security, enables Internet navigation for many of the world’s most recognized domain names and provides protection for websites and enterprises around the world. Verisign ensures the security, stability and resiliency of key Internet infrastructure and services, including the .com and .net domains and two of the Internet’s root servers, as well as performs the root-zone maintainer function for the core of the Internet’s Domain Name System (DNS). Verisign’s Security Services include intelligence-driven Distributed Denial of Service Protection, iDefense Security Intelligence and Managed DNS. To learn more about what it means to be Powered by Verisign, please visit Verisign.com.

VRSNF

Statements in this announcement other than historical data and information constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended and Section 21E of the Securities Exchange Act of 1934 as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from those stated or implied by such forward-looking statements. The potential risks and uncertainties include, among others, whether the U.S. Department of Commerce will approve any exercise by us of our right to increase the price per .com domain name, under certain circumstances, the uncertainty of whether we will be able to demonstrate to the U.S. Department of Commerce that market conditions warrant removal of the pricing restrictions on .com domain names and the uncertainty of whether we will experience other negative changes to our pricing terms; the failure to renew key agreements on similar terms, or at all; new or existing governmental laws and regulations in the U.S. or other applicable foreign jurisdictions; system interruptions; security breaches; attacks on the Internet by hackers, viruses, or intentional acts of vandalism; the uncertainty of the impact of the U.S. government’s transition of key Internet domain name functions (the Internet Assigned Numbers Authority (“IANA”) function) and the related root zone management function; changes in Internet practices and behavior and the adoption of substitute technologies; the success or failure of the evolution of our target markets; the operational and other risks from the introduction of new gTLDs by ICANN and our provision of back-end registry services; the highly competitive business environment in which we operate; whether we can maintain strong relationships with registrars and their resellers to maintain their marketing focus on our products and services; challenging global economic conditions; economic and political risk associated with our international operations; our ability to protect and enforce our rights to our intellectual property and ensure that we do not infringe on others’ intellectual property; the outcome of legal or other challenges resulting from our activities or the activities of registrars or registrants, or litigation generally; the impact of our new strategic initiatives, including our IDN

gTLDs; whether we can retain and motivate our senior management and key employees; the impact of unfavorable tax rules and regulations; and our ability to continue to reinvest offshore our foreign earnings. More information about potential factors that could affect our business and financial results is included in our filings with the SEC, including in our Annual Report on Form 10-K for the year ended Dec. 31, 2015, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Verisign undertakes no obligation to update any of the forward-looking statements after the date of this announcement.

Contacts
Investor Relations: David Atchley, datchley@verisign.com, 703-948-4643
Media Relations: Deana Alvy, dalvy@verisign.com, 703-948-4179

©2016 VeriSign, Inc. All rights reserved. VERISIGN, the VERISIGN logo, and other trademarks, service marks, and designs are registered or unregistered trademarks of VeriSign, Inc. and its subsidiaries in the United States and in foreign countries. All other trademarks are property of their respective owners.

VERISIGN, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except par value)
(Unaudited)

	March 31, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$234,025	$228,659
Marketable securities	1,661,804	1,686,771
Accounts receivable, net	16,188	12,638
Other current assets	34,040	39,856
Total current assets	1,946,057	1,967,924
Property and equipment, net	286,202	295,570
Goodwill	52,527	52,527
Deferred tax assets	15,324	17,361
Other long-term assets	23,563	24,355
Total long-term assets	377,616	389,813
Total assets	$2,323,673	$2,357,737
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$148,677	$188,171
Deferred revenues	703,599	680,483
Subordinated convertible debentures, including contingent interest derivative	629,437	634,326
Total current liabilities	1,481,713	1,502,980
Long-term deferred revenues	288,741	280,859
Senior notes	1,235,813	1,235,354
Deferred tax liabilities	310,856	294,194
Other long-term tax liabilities	114,573	114,797
Total long-term liabilities	1,949,983	1,925,204
Total liabilities	3,431,696	3,428,184
Commitments and contingencies
Stockholders’ deficit:
Preferred stock—par value $.001 per share; Authorized shares: 5,000; Issued and outstanding shares: none	—	—
Common stock—par value $.001 per share; Authorized shares: 1,000,000; Issued shares:323,884 at March 31, 2016 and 322,990 at December 31, 2015; Outstanding shares:108,879 at March 31, 2016 and 110,072 at December 31, 2015	324	323
Additional paid-in capital	17,412,920	17,558,822
Accumulated deficit	(18,518,143)	(18,625,599)
Accumulated other comprehensive loss	(3,124)	(3,993)
Total stockholders’ deficit	(1,108,023)	(1,070,447)
Total liabilities and stockholders’ deficit	$2,323,673	$2,357,737

VERISIGN, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2016	2015
Revenues	$281,876	$258,422
Costs and expenses:
Cost of revenues	50,582	48,353
Sales and marketing	20,027	22,382
Research and development	16,743	17,152
General and administrative	27,757	26,298
Total costs and expenses	115,109	114,185
Operating income	166,767	144,237
Interest expense	(28,804)	(22,017)
Non-operating income (loss), net	3,121	(5,555)
Income before income taxes	141,084	116,665
Income tax expense	(33,628)	(28,427)
Net income	107,456	88,238
Unrealized gain on investments	935	87
Realized (gain) on investments, included in net income	(66)	(4)
Other comprehensive income	869	83
Comprehensive income	$108,325	$88,321

Earnings per share:
Basic	$0.98	$0.75
Diluted	$0.82	$0.66
Shares used to compute earnings per share
Basic	109,592	117,139
Diluted	131,581	133,850

VERISIGN, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2016	2015
Cash flows from operating activities:
Net income	$107,456	$88,238
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property and equipment	14,867	15,747
Stock-based compensation	11,759	10,128
Excess tax benefit associated with stock-based compensation	(6,018)	(5,993)
Unrealized (gain) loss on contingent interest derivative on Subordinated Convertible Debentures	(1,065)	7,019
Payment of Contingent interest	(6,544)	(5,225)
Amortization of debt discount and issuance costs	3,267	2,845
Other, net	(779)	(144)
Changes in operating assets and liabilities
Accounts receivable	(3,779)	(1,282)
Prepaid expenses and other assets	6,524	(3,084)
Accounts payable and accrued liabilities	(31,537)	(28,816)
Deferred revenues	30,998	34,582
Net deferred income taxes and other long-term tax liabilities	18,477	18,654
Net cash provided by operating activities	143,626	132,669
Cash flows from investing activities:
Proceeds from maturities and sales of marketable securities	900,810	325,399
Purchases of marketable securities	(874,031)	(257,415)
Purchases of property and equipment	(7,082)	(13,042)
Other investing activities	—	(3,787)
Net cash provided by investing activities	19,697	51,155
Cash flows from financing activities:
Proceeds from issuance of common stock from option exercises and employee stock purchase plans	8,084	8,776
Repurchases of common stock	(172,360)	(178,330)
Proceeds from borrowings, net of issuance costs	—	493,824
Excess tax benefit associated with stock-based compensation	6,018	5,993
Net cash (used in) provided by financing activities	(158,258)	330,263
Effect of exchange rate changes on cash and cash equivalents	301	184
Net increase in cash and cash equivalents	5,366	514,271
Cash and cash equivalents at beginning of period	228,659	191,608
Cash and cash equivalents at end of period	$234,025	$705,879
Supplemental cash flow disclosures:
Cash paid for interest	$27,028	$25,494
Cash paid for income taxes, net of refunds received	$13,711	$12,970

VERISIGN, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2016		2015
	Operating Income	Net Income	Operating Income	Net Income
GAAP as reported	$166,767	$107,456	144,237	$88,238
Adjustments:
Stock-based compensation	11,759	11,759	10,128	10,128
Unrealized (gain) loss on contingent interest derivative on the subordinated convertible debentures		(1,065)		7,019
Non-cash interest expense		3,267		2,706
Contingent interest payable on subordinated convertible debentures		(3,346)		(2,690)
Tax adjustment		(5,813)		(6,369)
Non-GAAP	$178,526	$112,258	$154,365	$99,032

Revenues	$281,876		$258,422
Non-GAAP operating margin	63.3%		59.7%
Diluted shares		131,581		133,850
Diluted EPS, non-GAAP		$0.85		$0.74

VERISIGN, INC.
RECONCILIATION OF NON-GAAP ADJUSTED EBITDA
(In thousands)
(Unaudited)

The following table reconciles GAAP net income to non-GAAP Adjusted EBITDA for the periods shown below (in thousands):

	Three Months Ended March 31,
	2016	2015
Net Income	$107,456	$88,238
Interest expense	28,804	22,017
Income tax expense	33,628	28,427
Depreciation and amortization	14,867	15,747
Stock-based compensation	11,759	10,128
Unrealized (gain) loss on contingent interest derivative on the subordinated convertible debentures	(1,065)	7,019
Unrealized loss (gain) on hedging agreements	562	(456)
Non-GAAP Adjusted EBITDA	$196,011	$171,120

Four Quarters Ended March 31, 2016
Net income	394,454
Interest expense	114,418
Income tax expense	117,615
Depreciation and amortization	60,611
Stock-based compensation	47,706
Unrealized loss on contingent interest derivative on the subordinated convertible debentures	6,046
Unrealized loss on hedging agreements	1,113
Non-GAAP Adjusted EBITDA	$741,963

VERISIGN, INC.
STOCK-BASED COMPENSATION CLASSIFICATION
(In thousands)
(Unaudited)

The following table presents the classification of stock-based compensation:

	Three Months Ended March 31,
	2016	2015
Cost of revenues	$1,841	$1,739
Sales and marketing	1,633	1,299
Research and development	1,703	1,721
General and administrative	6,582	5,369
Total stock-based compensation expense	$11,759	$10,128